________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 31, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-44.

         The Company is filing copies of its monthly United States Trustee Reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K in accordance with the Commission's general guidance as set forth in SEC Release No. 349660.

         In light of the termination of the trading on Fansteel common stock on the New York Stock Exchange and on the Bulletin Board, the cessation of financial reporting on Forms 10-Q and 10-K and the Company's need to marshal its resources to support its ongoing operations and the development and achievement of a plan of reorganization, Fansteel's Board has determined to suspend the activities of the Company's Audit Committee. The Board of Directors has assumed direct oversight responsibility of the Company's financial statements as well as the other responsibilities of the Audit Committee.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for May 2002.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for May 2002
99.3           United States Trustee Report of Custom Technologies Corp. for May 2002
99.4           United States Trustee Report of Escast, Inc. for May 2002
99.5           United States Trustee Report of Fansteel Holdings, Inc. for May 2002
99.6           United States Trustee Report of Fansteel Schulz Products, Inc. for May 2002
99.7           United States Trustee Report of Phoenix Aerospace Corp. for May 2002
99.8           United States Trustee Report of Washington Manufacturing Co. for May 2002
99.9           United States Trustee Report of Wellman Dynamics Corp. for May 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  July 8, 2002

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                          June 25, 2002
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 5,462,296       $ 4,479,000        $ 20,560,242    $ 20,025,050
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -                   -               -
InterCompamy Transfers                (241,174)         (260,000)            659,577         306,000
Other                                   35,980                 -             277,809         173,257

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  5,257,102         4,219,000          21,497,628      20,504,307
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            822,616           835,319           3,679,259       3,988,666
Payroll Taxes                          406,456           285,149           1,794,455       1,418,747
Accounts Payable                     2,184,924         1,793,061           9,457,660       9,755,544
Profit Sharing / Pension               176,349           176,076             753,903         992,796
Insurance                              523,445         1,324,966           1,863,055       3,690,626
Commissions                            133,424           166,900             655,207         762,682
Utilities                              197,094           220,159             770,594         879,744
Leases / Rents                          42,308            54,625             104,133         192,930
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           802,381           929,883           1,435,993       1,479,883
US Trustee Fees                              -                 -               2,250           4,500
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             5,288,999         5,786,138          20,516,510      23,166,118
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                        $ (31,897)     $ (1,567,138)          $ 981,119    $ (2,661,811)
-------------
                                 ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash                 $ 7,598

   National City Bank              884096887        Operational              2,576,453

   Bank of Waukegan                  1955426        Payroll                    135,788

   Bank of Waukegan                  1975978        Operational                  2,377

   Bank of Waukegan                  1976083        Health Insurance                 -

   American National Bank           18080308        Concentration Account      149,964

   First Midwest Bank                0173906        Petty Cash                   1,251

   Mellon Bank                       0111587        Operational                  2,436

  National City                    884096772        Operational                (44,264)

  Mellon Bank                        1465820        Payroll                     26,229

  National City Bank               884096799        Disbursement                44,242

  Bank One                         261379147        Payroll                      1,130

  National City Bank               884156747        Disbursements              (10,312)

  American National Bank            18081568        Disbursement              (232,070)

  American National Bank            18081576        Payroll                    (50,126)

  National City Bank               884096780        Operational               (202,839)

  Hancock Bank                    01-0101494        Payroll                      5,413

  Bancorp South                     06582837        Operational                  6,192
                                                                           -----------

                                                                            $2,419,463
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                   May, 2002         FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 4,663,767        $ 20,362,963
Less: Defective mat'l returned                              -                   -
        Sales allowances                               15,028              75,687
        Cash discounts                                 15,876             131,179
                                                --------------      --------------
           Total sales deductions                      30,904             206,866
                                                --------------      --------------
        NET SALES                                   4,632,863          20,156,097
                                                --------------      --------------
Cost of Sales                                       4,090,297          17,558,979
                                                --------------      --------------
        GROSS PROFIT                                  542,566           2,597,118
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   316,193           1,471,617
    General & Admin. expense                          601,024           2,250,618
    Corporate Fees                                   (187,649)           (851,960)
                                                --------------      --------------
      Total S G & A and Environ. Expense              729,568           2,870,275
                                                --------------      --------------
        OPERATING INCOME                             (187,002)           (273,157)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                             (4,041)            (27,862)
    Interest Expense                                  (16,666)            (28,890)
                                                --------------      --------------
        Other Income (Expense)                        (20,707)            (56,752)
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (207,709)           (329,909)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 186,221           1,116,414
    US Trustee Quarterly Fees                               -               2,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    186,221           1,118,664
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (393,930)         (1,448,573)

Provision for Taxes                                  (137,663)           (487,663)
                                                --------------      --------------
NET INCOME (LOSS)                               $    (256,267)      $    (960,910)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         5/31/02            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     1,155,017      $  1,438,344
    Restricted cash and cash equivalents                   1,264,446                 -
    Accounts receivable - net                             10,384,731         9,703,056
    Inventories -net                                      12,481,290        13,747,533
    Other assets - current                                 4,920,264         3,556,028
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           30,205,748        28,444,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                  7,018,385         6,453,559
    Intercompany receivable                               35,800,992        35,224,200
    Investment in subsidiaries                            15,221,175        15,221,175
    Other                                                  4,845,308           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             62,885,860        57,019,240
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              4,925,497         4,925,497
    Machinery and equipment                               35,951,210        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,258,055        41,258,055
    Less: Accum. depreciation and amortization            34,826,447        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,431,608         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    99,523,216      $ 92,174,619
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                         5/31/02           1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                         875,747                 -
    Accrued liabilities                                    6,049,710                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       6,925,457                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   1,357,740                 -
    Long-term pension liability                              444,473                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                         1,802,213                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                           8,727,670                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                        1,055,368         4,565,926
    Unsecured debt                                        93,774,596        90,565,733
    Intercompany payable                                  27,778,239        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          122,608,203       123,031,269
                                                     ---------------      ------------
TOTAL LIABILITIES                                        131,335,873       123,031,269
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                  (8,740,000)       (8,740,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (44,174,892)      (44,174,892)
    Retained earnings - postpetition                        (960,910)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (31,812,657)      (30,856,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    99,523,216      $ 92,174,619
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          35,651          154,480       166,793        23,338
FICA-Employee                        21,561           90,554        98,876        13,239
FICA-Employer                        21,235           90,880        98,876        13,239
Unemployment                         22,308          (27,297)            0        (4,989)
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES             $100,755         $308,617      $364,545       $44,827
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          12,152           46,844        41,344        17,652
Unemployment                         17,784           18,498             0        36,282
Sales                                27,820           10,436         1,068        37,188
Income Tax                                0                0             0             0
Real Property                        96,103           75,815             0       171,918
Personal Property                    20,370            3,820             0        24,190
Other: Local                            855            2,088           567         2,376
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $175,084         $157,501       $42,979      $289,606
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES          $275,839         $466,118      $407,524      $334,433
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                        875,747    0           0             0             0            875,747
Wages Payable                         2,319,025    0           0             0             0          2,319,025
Taxes Payable (Other than income)       334,433    0           0             0             0            334,433
Professional Fees                        52,672    0           0             0             0             52,672
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,343,580    0           0             0             0          3,343,580
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  1,357,740    0           0             0             0          1,357,740
Other LT Liabilities                    444,473    0           0             0             0            444,473
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS             $8,727,670   $0          $0            $0            $0         $8,727,670
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

-------------------------------------------------------------------------------------------
                                              Dates            Amount         Check Nos.
Description of Tax                            Paid              Paid           or EFT
-------------------------------------------------------------------------------------------
State Withholding - California               5/02/02          $2,171           96592
State Withholding - California               5/07/02           2,335           96622
State Withholding - California               5/14/02           2,350           96645
State Withholding - California               5/21/02           2,351           96688
State Withholding - California               5/29/02           2,471           96713
State Withholding - Connecticut              5/02/02             903           96595
State Withholding - Connecticut              5/07/02             974           96623
State Withholding - Connecticut              5/15/02             897           96668
State Withholding - Connecticut              5/23/02             924           96700
State Withholding - Connecticut              5/29/02             890           96714
State Withholding - Illinois                 5/02/02           1,420           96602
State Withholding - Illinois                 5/16/02           1,481           96676
State Withholding - Illinois                 5/29/02           1,516           96721
State Withholding - Indiana                  5/29/02             389           96722
State Withholding - Kentucky                 5/07/02           2,365           96625
State Withholding - Kentucky                 5/23/02           3,370           96704
State Withholding - Mississippi              5/14/02           3,557           96658
State Withholding - Oklahoma                 5/14/02           1,671           96660
State Withholding - Pennsylvania             5/02/02           4,208           96609
State Withholding - Pennsylvania             5/15/02           4,076           96679
State Withholding - Wisconsin                5/14/02             502           96665
State Withholding - Wisconsin                5/29/02             523           96733
Sales Tax - Wyoming                          5/30/02           1,068           96744
FICA & Fed W/H                              05/01/02          77,251            EFT
FICA & Fed W/H                              05/08/02          64,072            EFT
FICA & Fed W/H                              05/15/02          81,873            EFT
FICA & Fed W/H                              05/22/02          62,488            EFT
FICA & Fed W/H                              05/29/02          78,861            EFT
Lexington KY City/Cnty Occup & School Tax   05/30/02             567           15086








                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 407,524
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           11,242,380
PLUS Amounts billed during the period                                         4,800,540
LESS Amounts collected during the period                                      5,462,296
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $10,580,624
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                 4,730,103
31-60 days old                                                                2,560,315
61-90 days old                                                                1,011,461
91+ days old                                                                  2,278,745
Total Accounts Receivable                                                    10,580,624
Amount considered uncollectible (bad debt)                                      386,760
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $10,193,864
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        June 25, 2002
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ---------------
                                                             REPORTING PERIOD   MAY 31, 2002
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 877,016        $ 860,000         $ 4,165,735       $ 4,118,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers            62,891                -            (434,358)         (246,000)
Other                                727              500               4,827             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              940,634          860,500           3,736,204         3,873,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                      100,153          134,000             473,586           469,788
Payroll Taxes                     44,733           50,100             248,768           232,042
Accounts Payable                 688,345          526,896           2,706,523         2,594,571
Profit Sharing / Pension               -                -                   -                 -
Insurance                         25,638           27,500             124,528           143,412
Commissions                       31,059           35,000             167,893           139,392
Utilities                         26,065           41,500              65,671           138,925
Leases / Rents                         -                -                   -            13,143
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
US Trustee Fees                        -                -                   -                 -
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         915,993          814,996           3,786,969         3,731,273
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                   $ 24,640         $ 45,504           $ (50,765)        $ 142,366
-------------
                              ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BANK RECONCILATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  National City Bank of PA                239732043    Payroll        $ 45,299

  National City Bank                      884096860    Disbursement   $(78,411)

  Petty Cash                                 N/A       Petty cash          300
                                                                      ---------
                                                                      $(32,812)
                                                                      =========

Bank reconciliations are available.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                             May 2002          FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $ 1,045,837         $ 4,584,326
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               5,126
         Cash discounts                            1,701              35,127
                                          ---------------    ----------------
            Total sales deductions                 1,701              40,253
                                          ---------------    ----------------

         NET SALES                             1,044,136           4,544,073
                                          ---------------    ----------------

Cost of Sales                                    802,255           3,682,047
                                          ---------------    ----------------

         GROSS PROFIT                            241,881             862,026
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               48,894             310,168
    General & Admin. expense                      26,720             173,058
    Corporate Fees                                 6,649              32,209
                                          ---------------    ----------------
      Total S G & A and Environ. Expense          82,263             515,435
                                          ---------------    ----------------

         OPERATING INCOME                        159,618             346,591
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         159,618             357,057
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             16,000              64,000
    US Trustee Quarterly Fees                          -                   -
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               16,000              64,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                       143,618             293,057

Provision for Taxes                               53,000             107,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $ 90,618           $ 186,057
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                       5/31/02        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($32,812)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,284,238        894,078
    Inventories -net                                     448,506        549,646
    Other assets - current                                49,711          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,749,643      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                              444,121              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          2,651,181      2,207,060
                                                    ------------    ------------
PROPERTY , PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,772,863      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,704,900      5,704,900
    Less: Accum. depreciation and amortization         2,244,928      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,459,972      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,860,796    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     5/31/02         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                      92,766              -
    Accrued liabilities                                  293,865              -
    Accrued income taxes                                 107,000              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     493,631              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  10,814              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        10,814              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         504,445              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                     1,206,760      1,206,760
    Intercompany payable                               4,366,896      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,785,122      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,289,567      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     186,057              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    571,229        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 7,860,796    $ 7,323,049
                                                    ============    ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------

Withholding                                 0           25,387         17,199          8,188
FICA-Employee                              (2)          16,192         10,804          5,386
FICA-Employer                              (2)          16,192         10,804          5,386
Unemployment                            2,739             (548)             0          2,191
Income Tax                             47,000           47,000              0         94,000
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES                $49,735         $104,223        $38,807       $115,151
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                               760            7,852          5,926          2,686
Unemployment                              305            1,779              0          2,084
Sales                                       0                0              0              0
Income Tax                              7,000            6,000              0         13,000
Real Property                           6,700            2,519              0          9,219
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $14,765          $18,150         $5,926        $26,989
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES             $64,500         $122,373        $44,733       $142,140
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                        92,766         0         0            0             0              92,766
Wages Payable                          234,338         0         0            0             0             234,338
Taxes Payable (Other than income)       35,140         0         0            0             0              35,140
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               24,387         0         0            0             0              24,387
Income Taxes Payable                   107,000         0         0            0             0             107,000
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    10,814         0         0            0             0              10,814
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $504,445        $0        $0           $0            $0       $504,445
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

DETAIL OF POSTPETTION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           05/08/02       $20,663                EFT
FICA and Federal           05/22/02        18,144                EFT
State withholding          04/08/02         3,853               10911
State withholding          04/18/02         2,073               10691























                                      ------------
TOTAL POST PETITION TAXES PAID            $44,733
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,127,881
PLUS Amounts billed during the period                                  1,044,136
LESS Amounts collected during the period                                 877,016
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,295,001
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            807,536
31-60 days old                                                           445,269
61-90 days old                                                            36,747
91+ days old                                                               5,449
                                                                      ----------
Total Accounts Receivable                                              1,295,001
Amount considered uncollectible (bad debt)                                10,861
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,284,140
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this rexorting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                x


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------

1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            None
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            None
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        June 25, 2002
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------


BALANCE SHEET (MOR -3)
                                                           5/31/02                 1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           0           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories -net                                                -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             39,630,358              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              40,962,497              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  40,962,497           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                          5/31/02                 1/15/02
----------------------------------------------------    --------------          --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                                -                       -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      40,962,497              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  40,962,497           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        June 25, 2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,154,766     $  1,055,000     $   4,841,965    $   4,692,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompamy Transfers              177,179                -          (131,967)        (100,000)
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,331,945        1,055,000         4,709,998        4,592,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          81,876           85,800           468,232          443,631
Payroll Taxes                        34,889           35,970           174,593          166,286
Accounts Payable                  1,246,254          977,213         4,029,328        3,958,898
Profit Sharing / Pension                  -                -             7,484                -
Insurance                                 -                -            50,624           50,000
Commissions                          30,002           26,000            96,457           86,000
Utilities                            12,018            2,000            42,713           32,513
Leases / Rents                       10,589            6,400            25,611           26,096
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -                 -                -
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,415,628        1,133,383         4,895,042        4,763,424
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     (83,683)    $    (78,383)    $    (185,044)   $    (170,650)
-------------
                              ==============    =============    ==============   ==============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
                                        -------------    -----------------      --------------
   American National Bank               18080278         Disbursement           $         -

   National City Bank                   884096844        Disbursement              (109,115)

   Bank One                             2135-439-0104    Payroll                     (5,575)

   Texas Commerce Bank                  85808720641      Disbursement                33,563

   Petty Cash                             N/A            Petty cash                   1,000
                                                                                --------------
                                                                                $   (80,128)
                                                                                ==============
Bank reconciliations are available.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                     May, 2002     FILING TO DATE
                                                  -------------    --------------
Gross Sales                                       $  1,129,214      $  5,243,265
Less: Defective mat'l returned                           2,072             3,730
         Sales allowances                                    1               840
         Cash discounts                                  5,816            35,373
                                                  -------------     -------------
            Total sales deductions                       7,889            39,943
                                                  -------------     -------------

         NET SALES                                   1,121,325         5,203,322
                                                  -------------     -------------

Cost of Sales                                          991,128         4,359,109
                                                  -------------     -------------

         GROSS PROFIT                                  130,197           844,213
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     78,765           330,636
    General & Admin. expense                            59,477           271,139
    Corporate Fees                                      44,000           193,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               182,242           795,275
                                                  -------------     -------------

         OPERATING INCOME                              (52,045)           48,938
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                   8                23
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              8                23
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               (52,037)           48,961
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   35,000           140,000
    US Trustee Quarterly Fees                                -                 -
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     35,000           140,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             (87,037)          (91,039)

Provision for Taxes                                    (31,000)          (26,552)
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    (56,037)     $    (64,487)
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------


BALANCE SHEET (MOR-3)
                                                                   5/31/02            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                           ($80,128)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       1,375,869           956,901
    Inventories -net                                                1,217,570         1,085,331
    Other assets - current                                            162,112            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     2,675,423         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                             610,877           575,991
    Intercompany receivable                                           394,997           316,912
    Investment in subsidiaries                                      2,619,157         2,619,157
    Other                                                               5,708                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,630,739         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,300,918         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,454,513         4,454,513
    Less: Accum. depreciation and amortization                      2,054,306         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,400,207         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $ 8,706,369       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 5/31/02            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                   76,767                 -
    Accrued liabilities                                               164,195                 -
    Accrued income taxes                                                    -                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                  240,962                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              383,022                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    383,022                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                      623,984                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    27,482           116,378
    Unsecured debt                                                  1,465,267         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     2,332,574         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   2,956,558         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                  (64,487)                -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               5,749,811         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $   8,706,369       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           15,763         15,763                  0
FICA-Employee                            507            8,159          8,666                  0
FICA-Employer                            508            9,006          9,147                367
Unemployment                              35                9             44                  0
Income Tax                                 0                0              0                  0
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $   1,050          $32,937        $33,620               $367
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                0              905            905                  0
Unemployment                             330               34            364                  0
Sales                                  2,015                1              0              2,016
Income Tax                                 0            1,000              0              1,000
Real Property                          2,100              600              0              2,700
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   4,445           $2,540         $1,269             $5,716
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $   5,495          $35,477        $34,889             $6,083
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                       76,767         0              0             0                0                76,767
Wages Payable                          94,507         0              0             0                0                94,507
Taxes Payable (Other than income)       5,083         0              0             0                0                 5,083
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities              64,605         0              0             0                0                64,605
Income Taxes Payable                        0         0              0             0                0                     0
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  383,022         0              0             0                0               383,022
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS             $623,984        $0             $0            $0               $0              $623,984
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          34,889              EFT
      each  week.






















                                                            ---------
TOTAL POST PETITION TAXES PAID                                 34,889
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  1,382,039
PLUS Amounts billed during the period                                          1,129,214
LESS Amounts collected during the period                                       1,154,766
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  1,356,487
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  1,190,428
31-60 days old                                                                   101,485
61-90 days old                                                                    27,576
91+ days old                                                                      36,998
                                                                            ------------
Total Accounts Receivable                                                      1,356,487
Amount considered uncollectible (bad debt)                                             -
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  1,356,487
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     x


2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                         x


3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes


4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         June 25, 2002
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -             -             -
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -             -             -
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            17            86            86
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -             -             -
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 17            17            86            86
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (17)   $      (86)   $      (86)
-------------
                                 ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    MAY 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational       $799
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    MAY 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                            May, 2002          FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
         Sales allowances                             -                    -
         Cash discounts                               -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                      2,573                4,939
    Corporate Fees                                    -                    -
                                         ---------------      -----------------
      Total S G & A and Environ. Expense          2,573                4,939
                                         ---------------      -----------------

         OPERATING INCOME                        (2,573)              (4,939)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                            -                    -
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -                    -
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (2,573)              (4,939)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                         -                    -
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                   -                    -
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                       (2,573)              (4,939)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $     (2,573)        $     (4,939)
                                         ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                    5/31/02           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        799      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           799               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     40,554,342        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      40,554,342        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 40,555,141      $ 40,555,227
                                                 =============    ==============
LIABILITIES & SHAREHOLDERS' EQUITY                  5/31/02           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $ -               $ -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                2,323                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      2,323                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        2,323                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                       1,000             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,856,457        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,457        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,859,780        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition                   (4,939)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               9,695,361         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 40,555,141      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    MAY 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------
                                                                                 Tax Liability
                                  Beginning      Amt. Withheld     Amount         at end of
FEDERAL TAXES:                   Tax Liability   or Amt of Tax      Paid        Current Month
------------------------------------------------------------------------------------------------

Withholding                          0                 0              0                0
FICA-Employee                        0                 0              0                0
FICA-Employer                        0                 0              0                0
Unemployment                         0                 0              0                0
Income Tax                           0                 0              0                0
Foreign Income Tax                   0                 0              0                0
Other:                               0                 0              0                0
                                 ---------------------------------------------------------------
   TOTAL FEDERAL TAXES              $0                $0             $0               $0
                                 ---------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                          0                 0              0                0
Unemployment                         0                 0              0                0
Sales                                0                 0              0                0
Income Tax                           0                 0              0                0
Real Property                        0                 0              0                0
Personal Property                    0                 0              0                0
Other: Describe                      0                 0              0                0
                                 ---------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES       $0                $0             $0               $0
                                 ---------------------------------------------------------------
                                 ---------------------------------------------------------------
TOTAL POST PETITION TAXES           $0                $0             $0               $0
                                 ===============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   2,323         0            0            0              0            2,323
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $2,323        $0           $0           $0             $0           $2,323
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    MAY 31, 2002
                                                                                --------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this rexorting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.6

FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                 Yes               No
        Bank Reconciliations                                    MOR 1 (cont)       Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                         MOR 2                 Yes               No
Balance Sheet                                                   MOR 3                 Yes               No
Status of Postpetition Taxes                                    MOR 4                 Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                            MOR 4                 Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                    MOR 5                 Yes               No
Debtor Questionnaire                                            MOR 5                 Yes               No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


\s\ R. Michael McEntee                      June 25, 2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $     322,786     $      433,468     $     1,323,719      $     1,446,349
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                 105,320            (90,000)            246,333                6,000
Other                                        -                  -               4,316                  829

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                    428,106            343,468           1,574,368            1,453,178
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                            102,090            94,135             381,433              378,109
Payroll Taxes                           33,515            41,000             147,825              163,755
Accounts Payable                       252,787           179,525             904,760              872,411
Profit Sharing / Pension                     -                 -                   -                    -
Insurance                               16,677            16,000              63,823               79,321
Commissions                                  -                 -                   -                    -
Utilities                                4,625             5,000              12,549               16,772
Leases / Rents                           3,788             3,788              17,046               17,058
Bank Service Charges                         -                 -                   -                    -
Loans                                        -                 -                   -                    -
Professional Fees-Bankruptcy                 -                 -                   -                    -
US Trustee Fees                              -                 -                   -                    -
Court Costs                                  -                 -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements               413,483           339,448           1,527,437            1,527,426
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $      14,623     $       4,020     $        46,931      $       (74,248)
-------------
                                 ==============    ===============    ================     ================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  American National Bank                       18082912            Disbursement          $  (25,798)

  American National Bank                     5300011495            Payroll                   22,340

  Petty Cash                                     N/A               Petty cash                     -
                                                                                         -----------
                                                                                         $   (3,458)
                                                                                         ===========
Bank reconciliations are available.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of            CUMULATIVE
                                                        May 2002           FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $       397,391       $     1,690,578
Less: Defective mat'l returned                                   -                     -
        Sales allowances                                         -                     -
        Cash discounts                                           -                10,320
                                                   ----------------      ----------------
           Total sales deductions                                -                10,320
                                                   ----------------      ----------------

        NET SALES                                          397,391             1,680,258
                                                   ----------------      ----------------

Cost of Sales                                              332,437             1,403,942
                                                   ----------------      ----------------

        GROSS PROFIT                                        64,954               276,316
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                22,191                85,902
    Corporate Fees                                          12,000                57,000
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                    34,191               142,902
                                                   ----------------      ----------------

        OPERATING INCOME                                    30,763               133,414
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                     (20)                  (20)
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                                 (20)                  (20)
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    30,743               133,394
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                       10,000                40,000
    US Trustee Quarterly Fees                                    -                     -
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                          10,000                40,000
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                  20,743                93,394

Provision for Taxes                                          7,000                31,000
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $        13,743       $        62,394
                                                   ================      ================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                                      5/31/02             1/15/02
                                                                  --------------       -------------
ASSETS
------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                             ($3,458)        $   (50,389)
    Restricted cash and cash equivalents                                     -                   -
    Accounts receivable - net                                          685,192             376,639
    Inventories -net                                                 1,264,846           1,145,567
    Other assets - current                                              35,155              21,786
                                                                  --------------       -------------
           TOTAL CURRENT ASSETS                                      1,981,735           1,493,603
                                                                  --------------       -------------
OTHER ASSETS
    Deferred income taxes                                                    -                   -
    Intercompany receivable                                          2,596,386           2,596,386
    Investment in subsidiaries                                               -                   -
    Other                                                                    -                   -
                                                                  --------------       -------------
           TOTAL OTHER ASSETS                                        2,596,386           2,596,386
                                                                  --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                     -                   -
    Buildings                                                                -                   -
    Machinery and equipment                                            559,054             559,054
                                                                  --------------       -------------
           Total property, plant and equipment                         559,054             559,054
    Less: Accum. depreciation and amortization                         274,865             253,908
                                                                  --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                           284,189             305,146
                                                                  --------------       -------------
TOTAL ASSETS                                                      $  4,862,310         $ 4,395,135
                                                                  ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                                    5/31/02             1/15/02
-------------------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -         $         -
    Accounts payable                                                    75,637                   -
    Accrued liabilities                                                292,450                   -
    Accrued income taxes                                                31,000                   -
    Dividends payable                                                        -                   -
                                                                  --------------       -------------
           TOTAL CURRENT LIABILITIES                                   399,087                   -
                                                                  --------------       -------------
LONG-TERM DEBT - SECURED                                                     -                   -
                                                                  --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -                   -
    Deferred income taxes                                                    -                   -
    Intercompany payable                                               246,333                   -
    Long-term pension liability                                              -                   -
                                                                  --------------       -------------
           TOTAL OTHER LIABILITIES                                     246,333                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                       645,420                   -
                                                                  --------------       -------------


LIABILITIES (PREPETITION)
------------------------------------------------------------
    Secured debt                                                             -                   -
    Priority debt 1                                                    107,378             348,267
    Unsecured debt                                                     278,509             278,259
    Intercompany payable                                                     -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                        385,887             626,526
                                                                  --------------       -------------
TOTAL LIABILITIES                                                    1,031,307             626,526
                                                                  --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                           100                 100
    Capital in excess of par value                                   2,680,746           2,680,746
    Equity - unearned compensation                                           -                   -
    Minimum pension liability adjustment                                     -                   -
    Foreign currency translation adjustment                                  -                   -
    Retained earnings - prepetition                                  1,087,763           1,087,763
    Retained earnings - postpetition                                    62,394                   -
                                                                  --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                                3,831,003           3,768,609
                                                                  --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 4,862,310         $ 4,395,135
                                                                  ==============       =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                 16,807           11,793         11,777            16,823
FICA-Employee                                  495            8,713          8,713               495
FICA-Employer                                  495            8,712          8,713               494
Unemployment                                 1,410              117              0             1,527
Income Tax                                  24,000            7,000              0            31,000
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                     $43,207          $36,335        $29,203           $50,339
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                  1,013            5,682          4,312             2,383
Unemployment                                10,970            1,155              0            12,125
Sales                                            0                0              0                 0
Income Tax                                       0                0              0                 0
Real Property                                    0                0              0                 0
Personal Property                           (2,067)             500              0            (1,567)
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES               $9,916           $7,337        $ 4,312           $12,941
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                  $53,123          $43,672        $33,515           $63,280
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           75,637             0             0                  0               0             75,637
Wages Payable                             138,247             0             0                  0               0            138,247
Taxes Payable (Other than income)          32,280             0             0                  0               0             32,280
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                          0             0             0                  0               0                  0
Other Accrued Liabilities                 121,923             0             0                  0               0            121,923
Income Taxes Payable                       31,000             0             0                  0               0             31,000
Secured Debt                                    0             0             0                  0               0                  0
Intercompany Payable                      246,333             0             0                  0               0            246,333
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                 $645,420            $0            $0                 $0              $0           $645,420
                                       ============================================================================================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
Federal Employee Inc. Tax W/H               05/07/02           3,006            EFT
Federal Employee Inc. Tax W/H               05/14/02           2,957            EFT
Federal Employee Inc. Tax W/H               05/21/02           2,758            EFT
Federal Employee Inc. Tax W/H               05/28/02           3,056            EFT
FICA-Employee & Employer                    05/07/02           3,527            EFT
FICA-Employee & Employer                    05/14/02           3,483            EFT
FICA-Employee & Employer                    05/21/02           3,462            EFT
FICA-Employee & Employer                    05/28/02           3,650            EFT
Withheld Medicare-EE & ER                   05/07/02             825            EFT
Withheld Medicare-EE & ER                   05/14/02             815            EFT
Withheld Medicare-EE & ER                   05/21/02             810            EFT
Withheld Medicare-EE & ER                   05/28/02             854            EFT
State Employee Inc Tax W/H                  05/15/02           3,372           7686
SDI                                         05/15/02             940           7686















                                                           ----------
TOTAL POST PETITION TAXES PAID                               $33,515
                                                           ==========


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                 $612,188
PLUS Amounts billed during the period                                               397,391
LESS Amounts collected during the period                                            322,786
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                   $    686,793
                                                                               =============


----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       406,078
31-60 days old                                                                      225,695
61-90 days old                                                                       53,967
91+ days old                                                                          1,053
                                                                               -------------
Total Accounts Receivable                                                           686,793
Amount considered uncollectible (bad debt)                                            4,000
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                         $682,793
                                                                               =============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                      X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below                                                                                      X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None            No
    Bank Reconciliations                                  MOR 1 (cont)   None            No
    Copies of bank statements                                            None            No
    Cash disbursement journals                                           None            No
Statement of operations                                   MOR 2          Attached        No
Balance Sheet                                             MOR 3          Attached        No
Status of Postpetition Taxes                              MOR 4          None            No
    Copies of payment receipts                                           None            No
    Copies of tax returns filed during reporting period                  None            No
Summary of Unpaid Postpetition Debts                      MOR 4          None            No
        Listing of aged accounts payable                                 None            No
Accounts Receivable Reconciliation and Aging              MOR 5          None            No
Debtor Questionnaire                                      MOR 5          Attached        No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ R. Michael McEntee                          June 25, 2002
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of           CUMULATIVE
                                                MAY, 2002         FILING TO DATE
                                              -----------      ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             -----------       --------------
                                                        -                   -
                                              -----------       --------------

        NET SALES                                       -                   -
                                              -----------       --------------

Cost of Sales                                     (5,444)             (24,498)
                                              -----------       --------------

        GROSS PROFIT                               5,444               24,498
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                                     -                  -
    General & Admin. expense                            -                  -
    Corporate Fees                                      -                  -
                                              -----------       --------------
      Total S G & A and Environ. Expense                -                  -
                                              -----------       --------------

        OPERATING INCOME                           5,444               24,498
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                  -
    Interest Expense                                    -                  -
                                              -----------       --------------
       Other Income (Expense)                           -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,444               24,498
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                                   -                  -
    US Trustee Quarterly Fees                           -                  -
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                              -----------       --------------
        Total Reorganization Items                      -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                         5,444               24,498

Provision for Taxes                                     -                  -
                                              -----------       --------------

NET INCOME (LOSS)                              $    5,444        $     24,498
                                              ===========       ==============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)

                                                   5/31/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         498,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       498,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       46,393             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        678,607            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,176,607       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 5/31/02            1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 24,498                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,176,607          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,176,607       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $0
PLUS Amounts billed during the period                                        0
LESS Amounts collected during the period                                     0
                                                                 ---------------
Total Accounts Receivable at the end of the reporting period                $0
                                                                 ===============

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                                0
31-60 days old                                                               0
61-90 days old                                                               0
91+ days old                                                                 0
                                                                 ---------------
Total Accounts Receivable                                                    0
Amount considered uncollectible (bad debt)                                   0
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period                  $0
                                                                 ===============


DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.8

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        June 25, 2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $  1,530,449     $  1,350,000        $ 6,042,339     $    5,658,193
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                (86,424)         (50,000)          (290,862)          (310,000)
Other                                             -                -              2,549              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,444,025        1,300,000          5,754,026          5,349,369
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 326,661          350,000          1,372,777          1,394,193
Payroll Taxes                               176,674          145,000            678,514            564,404
Accounts Payable                            608,457          665,000          3,207,676          3,168,569
Profit Sharing / Pension                     25,826            5,000            115,304             75,985
Insurance                                    49,113           55,000            245,841            248,343
Commissions                                  59,133           56,000            220,808            253,668
Utilities                                    10,296           15,000             59,914             64,998
Leases/Rents                                  5,565            9,000             16,212             28,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -                  -                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
US Trustee Fees                                   -                -                  -                  -
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,261,725        1,300,000          5,917,046          5,798,160
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $    182,300     $          -        $  (163,020)    $     (448,791)
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  American National Bank            18080294     Disbursement        $ (141,988)

  American National Bank            18081290     Payroll - Salaried  $   13,745

  American National Bank            18081304     Payroll - Hourly    $  (12,087)

  Petty Cash                           N/A       Petty cash                 575
                                                                     -----------

                                                                     $ (139,755)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                               May 2002        FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $ 1,440,784      $  6,130,125
Less: Defective mat'l returned                      (113)          (89,952)
      Sales allowances                            39,402           322,000
      Cash discounts                              21,588            52,640
                                             ------------     -------------
       Total sales deductions                     60,877            284,688
                                             ------------     -------------

      NET SALES                                1,379,907          5,845,437
                                             ------------     -------------

Cost of Sales                                  1,130,291          4,846,745
                                             ------------     -------------

     GROSS PROFIT                                249,616            998,692
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                  73,743           311,276
  General & Admin. expense                         63,921           323,702
  Corporate Fees                                   42,000           190,000
                                             ------------     -------------
   Total S G & A and Environ. Expense             179,664           824,978
                                             ------------     -------------

     OPERATING INCOME                              69,952           173,714
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                                -                 -
  Interest Expense                                      -                 -
                                             ------------     -------------
   Other Income (Expense)                               -                 -
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                              69,952           173,714
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                33,000            132,000
 US Trustee Quarterly Fees                             -                  -
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      33,000            132,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                        36,952             41,714

Provision for Taxes                               14,000             19,000
                                             ------------     -------------

NET INCOME (LOSS)                            $    22,952      $      22,714
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                   5/31/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents           ($139,755)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,233,664         1,161,243
  Inventories -net                                 1,757,699         1,498,330
  Other assets - current                             497,035           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,348,643         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                               17,697            36,697
  Intercompany receivable                          9,665,364         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,683,061         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,193,980         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,495,345         5,497,015
  Less: Accum. depreciation and amortization       3,649,464         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,845,881         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,877,585      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 5/31/02            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   117,098                 -
  Accrued liabilities                                502,871                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    619,969                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                                 7,550                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                        7,550                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                     627,519                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     987,050           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      987,050         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  1,614,569         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                    22,714                 -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                13,263,016        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,877,585      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                      12,149           61,922         64,336              9,735
FICA-Employee                     8,019           44,634         45,393              7,260
FICA-Employer                    11,890           44,634         49,264              7,260
Unemployment                     23,795          (23,273)             0                522
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES            $55,853         $127,917       $158,993            $24,777
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                          12           39,639         17,681             21,970
Unemployment                     23,341          (14,838)             0              8,503
Sales                               344              561              0                905
Income Tax                            0                0              0                  0
Real Property                    40,484            4,447              0             44,931
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $64,191          $29,809        $17,681            $76,309
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES      $120,034         $157,726       $176,674           $101,086
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     117,098                0              0             0                     0            117,098
Wages Payable                        313,854                0              0             0                     0            313,854
Taxes Payable (Other than income)    101,086                0              0             0                     0            101,086
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                     0                0              0             0                     0                  0
Other Accrued Liabilities             87,931                0              0             0                     0             87,931
Income Taxes Payable                       0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable                   7,550                0              0             0                     0              7,550
Other LT Liabilities                       0                0              0             0                     0                  0
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $627,519               $0             $0            $0                    $0           $627,519
                                   ================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
FWT                                    Weekly        64,336              EFT
FICA-ER                                Weekly        45,393              EFT
FICA-EE                                Weekly        49,264              EFT
State Withholding-IA                  05/15/02       17,681             1628

























                                                   --------
TOTAL POST PETITION TAXES PAID                     $176,674
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,381,028
PLUS Amounts billed during the period                                1,443,536
LESS Amounts collected during the period                             1,530,449
                                                                    ------------
Total Accounts Receivable at the end of the reporting period         1,294,115
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          945,230
31-60 days old                                                         225,495
61-90 days old                                                          69,673
91+ days old                                                            53,717
                                                                 ---------------
Total Accounts Receivable                                            1,294,115
Amount considered uncollectible (bad debt)                              60,182
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,233,933
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below                         NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.9

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                      June 25, 2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    ----------------
RECEIPTS
--------
A/R Collections                   $  2,722,118      $  2,542,516     $ 11,168,801     $  10,299,040
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                   (2,643)          400,000         (544,025)          618,420
Other                                        -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  2,719,475         2,942,516       10,624,776        10,917,460
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            555,661           598,449        2,314,638         2,378,948
Payroll Taxes                          305,660           350,810        1,186,640         1,241,813
Accounts Payable                     1,522,125            74,761        6,275,177         4,432,200
Profit Sharing / Pension                     -         1,498,443          102,274         1,628,717
Insurance                              393,046            28,000          912,324           541,885
Commissions                             62,423           318,002          217,102           474,858
Utilities                               50,769            58,000          181,695           183,317
Leases / Rents                          11,720            60,890           37,855           107,943
Bank Service Charges                         -                 -                -                 -
Loans                                        -            74,620                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
US Trustee Fees                              -                 -                -                 -
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             2,901,404         3,061,974       11,229,705        11,064,300
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $  (181,928)       $ (119,459)     $  (604,928)   $     (146,841)
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Iowa State Savings Bank                  18082912    Payroll          $   56,362

   National City Bank                      884096828   Disbursement     $ (407,445)

  Petty Cash                                  N/A      Petty cash            1,000
                                                                        ----------
                                                                        $ (350,083)

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               MONTH OF           CUMULATIVE
                                               MAY, 2002        FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 2,821,053        $12,089,133
Less: Defective mat'l returned                          -                  -
        Sales allowances                           89,239            449,319
        Cash discounts                              2,371             17,827
                                             ------------        -----------
           Total sales deductions                  91,610            467,146
                                             ------------        -----------

        NET SALES                               2,729,443         11,621,987
                                             ------------        -----------
Cost of Sales                                   2,459,614         10,814,914
                                             ------------        -----------
        GROSS PROFIT                              269,829            807,073
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                73,765            361,964
    General & Admin. expense                       64,765            305,786
    Corporate Fees                                 83,000            377,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          221,530          1,044,750
                                             ------------        -----------
        OPERATING INCOME                           48,299           (237,677)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           48,299           (237,577)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              66,000            264,000
    US Trustee Quarterly Fees                           -                  -
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 66,000            264,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                        (17,701)          (501,577)

Provision for Taxes                                (6,000)          (167,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $    (11,701)      $   (334,577)
                                             ============       ============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         5/31/02         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($350,083)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            3,186,440        2,712,548
    Inventories -net                                     5,437,343        6,262,631
    Other assets - current                                 223,426          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          8,497,126        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                1,080,242          919,242
    Intercompany receivable                             14,124,958       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                      563              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           15,211,763       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,373,071       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,742,717        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 25,451,606     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                       5/31/02         1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       329,614                -
    Accrued liabilities                                  1,465,568                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     1,795,182                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                    -                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                               -                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         1,795,182                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       3,668,853        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          3,668,853        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,464,035        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                      (334,577)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   19,987,571       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 25,451,606     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          32,861           95,946      113,445           15,362
FICA-Employee                        26,481           64,181       78,207           12,456
FICA-Employer                        26,481           64,181       78,207           12,456
Unemployment                          3,248             (443)           0            2,805
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $89,071         $223,865     $269,858          $43,078
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          18,998           38,919       35,802           22,115
Unemployment                         16,564           11,947            0           28,511
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        45,205            6,100            0           51,305
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES       $80,767          $56,966      $35,802         $101,931
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $169,838         $280,831     $305,660         $145,009
                                 ==============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    329,614        0            0             0          0           329,614
Wages Payable                       883,364        0            0             0          0           883,364
Taxes Payable (Other than income)   145,009        0            0             0          0           145,009
Professional Fees                    42,176        0            0             0          0            42,176
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           395,019        0            0             0          0           395,019
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities                      0        0            0             0          0                 0
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $1,795,182       $0           $0            $0         $0        $1,795,182
                              =================================================================================



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  05/09/02        $6,328       110478
SWCC - Ia W/H                  05/22/02         5,997       110638
STATE INCOME TAX               05/10/02        11,700        07844
STATE INCOME TAX               05/25/02        11,778        48720
FIT PAYMENT                    05/01/02        30,391      75394415
FICM-FICA PAYMENT              05/01/02        40,557      75394415
FIT PAYMENT                    05/08/02        14,300      76157452
FICM-FICA PAYMENT              05/08/02        20,072      76157452
FIT PAYMENT                    05/15/02        30,308      76820303
FICM-FICA PAYMENT              05/15/02        40,441      76820303
FIT PAYMENT                    05/22/02        11,110      77516100
FICM-FICA PAYMENT              05/22/02        17,237      77516100
FIT PAYMENT                    05/29/02        27,335      77944635
FICM-FICA PAYMENT              05/29/02        38,106      77944635















                                            -----------
TOTAL POST PETITION TAXES PAID               $305,660
                                            ===========


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  MAY 31, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,338,860
PLUS Amounts billed during the period                                       2,731,910
LESS Amounts collected during the period                                    2,722,118
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $3,348,652
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,291,372
31-60 days old                                                                 649,002
61-90 days old                                                                 223,962
91+ days old                                                                   184,316
                                                                       ---------------
Total Accounts Receivable                                                    3,348,652
Amount considered uncollectible (bad debt)                                     179,671
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $3,168,981
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

